Exhibit 99.1 FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES SECOND QUARTER 2025 FINANCIAL RESULTS

Signed 5 deals in the second quarter, highlighted by 3 with new customers

Paid down over $300 million on our term loan since separation

Introduced RapidCoolTM, a revolutionary direct-to-chip liquid cooling technology for high performance semiconductors

SAN JOSE, Calif. – August 5, 2025 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the second quarter ended June 30, 2025.

“We delivered revenue of $85.7 million, consistent with our expectations, and closed five deals during the second quarter across key growth verticals including semiconductors, e-commerce and OTT,” said Paul E. Davis, chief executive officer of Adeia. “Our new deal momentum continued, with two new license agreements in e-commerce and one new license agreement in semiconductors. Our innovation engine remains strong, and we were excited to announce our new RapidCool direct-to-chip liquid cooling technology targeting AI and other compute-intensive applications. With strong cash generation and disciplined expense management, we remain committed to delivering sustainable long-term value for our shareholders.”

Second Quarter Financial Highlights

•
Revenue was $85.7 million as compared to $87.7 million in the first quarter of 2025
•
GAAP diluted earnings per share (EPS) was $0.15 and non-GAAP diluted EPS was $0.25
•
GAAP net income was $16.7 million and adjusted EBITDA was $45.7 million
•
Cash from operations was $23.1 million
•
Paid down $11.1 million on our term loan

Business Highlights

•
Signed a new multi-year license agreement with ST Microelectronics, a global leader in analog and digital semiconductors, for access to our semiconductor portfolio
•
Signed a multi-year renewal with a popular domestic OTT streaming service, for access to our media portfolio
•
Signed multi-year license agreements with two new e-commerce customers, including Warby Parker, a rapidly growing eyeglass retailer, for access to our media portfolio
•
Signed a multi-year renewal with a domestic pay-TV provider, for access to our media portfolio
•
Introduced RapidCool, a revolutionary direct-to-chip liquid cooling technology for high performance semiconductors

Capital Allocation

During the quarter, the Company made $11.1 million in principal payments towards its term loan, bringing the outstanding balance to $458.9 million as of June 30, 2025.

On June 17, 2025, the Company distributed $5.4 million to stockholders of record on May 27, 2025, for a quarterly cash dividend of $0.05 per share of common stock.

The Board of Directors declared a dividend of $0.05 per share, payable on September 16, 2025, to stockholders of record on August 26, 2025.

Financial Outlook

The Company is reiterating its prior full-year 2025 revenue outlook, and updating certain other items of its financial outlook, including lower operating expenses:

	2025 GAAP Outlook		2025 Non-GAAP Outlook
Category (in millions, except for tax rate)	Updated	Prior	Updated	Prior
Revenue	$390.0 − 430.0	$390.0 − 430.0	$390.0 − 430.0	$390.0 − 430.0
Operating expenses(1)	$261.0 − 271.0	$263.0 − 275.0	$160.0 − 166.0	$166.0 − 174.0
Interest expense	$40.0 − 42.0	$41.0 − 43.0	$40.0 − 42.0	$41.0 − 43.0
Other income	$5.5 − 6.5	$4.0 − 4.5	$5.5 − 6.5	$4.0 − 4.5
Tax rate	10.0% − 30.0%	15.0% − 30.0%	23.0%	23.0%
Net income(2)	$85.1 − 86.5	$76.5 − 81.6	$150.5 − 175.9	$144.0 − 167.5
Adjusted EBITDA(2)	N/A	N/A	$232.1 − 266.1	$226.3 − 258.3
Diluted shares outstanding	112.0 − 113.0	113.0 − 114.0	112.0 − 113.0	113.0 − 114.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses.

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA).

Conference Call Information

The Company will hold its second quarter 2025 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Tuesday, August 5, 2025. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q2 2025 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results.

Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and global health pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, failure to complete licensing arrangements on anticipated terms and timeline, failure to prevail in litigation we may bring against third parties, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as EBITDA margin, which is defined as EBITDA as a percentage of revenue, adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Revenue	$85,735	$87,350	$173,405	$170,755
Operating expenses:
Research and development	15,857	14,799	32,324	28,724
Selling, general and administrative	32,129	24,617	60,561	48,646
Amortization expense	14,170	20,030	28,252	43,187
Litigation expense	7,174	4,262	13,028	7,192
Total operating expenses	69,330	63,708	134,165	127,749
Operating income	16,405	23,642	39,240	43,006
Interest expense	(10,216)	(13,296)	(20,865)	(27,471)
Other income and expense, net	1,434	1,428	3,146	2,828
Loss on debt extinguishment	—	(453)	—	(453)
Income before income taxes	7,623	11,321	21,521	17,910
Provision for (benefit from) income taxes	(9,099)	2,939	(7,015)	8,629
Net income	$16,722	$8,382	$28,536	$9,281
Net income per share:
Basic	$0.15	$0.08	$0.26	$0.09
Diluted	$0.15	$0.07	$0.25	$0.08
Weighted average number of shares used in per share calculations:
Basic	108,832	108,667	108,387	108,216
Diluted	112,179	112,536	112,597	112,757

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$84,247	$78,825
Marketable securities	32,232	31,567
Total cash, cash equivalents, and marketable securities	116,479	110,392
Accounts receivable, net	28,626	34,145
Unbilled contracts receivable	107,015	104,047
Other current assets	15,166	9,792
Total current assets	267,286	258,376
Long-term unbilled contracts receivable	47,933	62,767
Property and equipment, net	5,686	6,278
Operating lease right-of-use assets	8,738	9,322
Intangible assets, net	277,525	301,177
Goodwill	313,660	313,660
Long-term income tax receivable	124,218	112,441
Other long-term assets	37,847	33,940
Total assets	$1,082,893	$1,097,961
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$3,082	$8,045
Accrued liabilities	24,482	24,517
Current portion of long-term debt, net	21,007	21,021
Deferred revenue	37,961	19,523
Total current liabilities	86,532	73,106
Deferred revenue, less current portion	55,942	64,555
Long-term debt, net	427,924	454,435
Noncurrent operating lease liabilities	8,923	9,480
Long-term income tax payable	85,342	84,585
Other long-term liabilities	15,314	15,229
Total liabilities	679,977	701,390
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	127	125
Additional paid-in capital	667,250	648,914
Treasury stock at cost	(285,018)	(255,301)
Accumulated other comprehensive income (loss)	44	(1)
Retained earnings	20,513	2,834
Total stockholders’ equity	402,916	396,571
Total liabilities and stockholders’ equity	$1,082,893	$1,097,961

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended
	June 30, 2025	June 30, 2024
Cash flows from operating activities:
Net income	$28,536	$9,281
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	997	1,010
Amortization of intangible assets	28,252	43,187
Stock-based compensation expense	16,944	11,737
Deferred income tax	(4,917)	(3,596)
Loss on debt extinguishment	—	453
Amortization of debt issuance costs	1,652	1,601
Other	(230)	(1,272)
Changes in operating assets and liabilities:
Accounts receivable	5,521	14,666
Unbilled contracts receivable	11,866	(4,368)
Other assets	(15,557)	5,331
Accounts payable	(4,198)	(2,864)
Accrued and other liabilities	1,565	(1,716)
Deferred revenue	9,825	17,240
Net cash provided by operating activities	80,256	90,690
Cash flows from investing activities:
Purchases of property and equipment	(420)	(1,214)
Purchases of intangible assets	(5,350)	(8,476)
Purchases of short-term investments	(12,989)	(18,701)
Proceeds from maturities of investments	12,600	20,150
Net cash used in investing activities	(6,159)	(8,241)
Cash flows from financing activities:
Principal payments on debt agreements	(28,178)	(10,853)
Payments of dividends	(10,857)	(52,139)
Proceeds from employee stock purchase program and exercise of stock options	1,392	1,539
Repurchases of common stock	(11,326)	—
Repurchases of common stock for tax withholdings on equity awards	(19,706)	(9,102)
Net cash used in financing activities	(68,675)	(70,555)
Net increase in cash and cash equivalents	5,422	11,894
Cash and cash equivalents at beginning of period	78,825	54,560
Cash and cash equivalents at end of period	$84,247	$66,454

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
GAAP net income	$16,722	$8,382	$28,536	$9,281

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,422	1,093	2,656	1,902
Selling, general and administrative	7,278	5,499	14,288	9,835
Amortization expense	14,170	20,030	28,252	43,187
Transaction costs recorded in selling, general and administrative	43	1,255	1,154	1,255
Separation and other related costs recorded in selling, general and administrative (1)	5,848	767	6,379	2,591
Total operating expenses adjustments	28,761	28,644	52,729	58,770
Loss on debt extinguishment	—	453	—	453
Non-GAAP tax adjustment (2)	(17,468)	(6,357)	(24,093)	(9,111)
Non-GAAP net income	$28,015	$31,122	$57,172	$59,393

Diluted earnings per share
	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
GAAP diluted earnings per share	$0.15	$0.07	$0.25	$0.08

Adjustments to GAAP diluted earnings per share:
Stock-based compensation expense:
Research and development	0.01	0.01	0.02	0.02
Selling, general and administrative	0.06	0.05	0.13	0.09
Amortization expense	0.13	0.18	0.25	0.38
Transaction costs recorded in selling, general and administrative	—	0.01	0.01	0.01
Separation and other related costs recorded in selling, general and administrative (1)	0.05	0.01	0.06	0.02
Total operating expenses adjustments	0.25	0.26	0.47	0.52
Loss on debt extinguishment	—	—	—	—
Non-GAAP tax adjustment (2)	(0.15)	(0.05)	(0.21)	(0.07)
Non-GAAP diluted earnings per share	$0.25	$0.28	$0.51	$0.53

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
GAAP net income	$16,722	$8,382	$28,536	$9,281

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,422	1,093	2,656	1,902
Selling, general and administrative	7,278	5,499	14,288	9,835
Transaction costs recorded in selling, general and administrative	43	1,255	1,154	1,255
Separation and other related costs recorded in selling, general and administrative (1)	5,847	767	6,378	2,591
Amortization expense	14,170	20,030	28,252	43,187
Depreciation expense	488	490	997	1,010
Interest expense	10,216	13,296	20,865	27,471
Other income and expense, net	(1,434)	(1,428)	(3,146)	(2,828)
Loss on debt extinguishment	—	453	—	453
Provision for (benefit from) income taxes	(9,099)	2,939	(7,015)	8,629
Adjusted EBITDA	$45,653	$52,776	$92,965	$102,786

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP operating expenses	$261.0	$271.0
Amortization expense	57.0	57.0
Stock-based compensation expense	36.0	38.0
Separation and related costs (1)	8.0	10.0
Total of non-GAAP adjustments	101.0	105.0
Non-GAAP operating expenses	$160.0	$166.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP net income	$85.1	$86.5
Amortization expense	57.0	57.0
Stock-based compensation expense	36.0	38.0
Separation and related costs (1)	8.0	10.0
Total of non-GAAP operating expenses	101.0	105.0
Non-GAAP tax adjustment (2)	(35.6)	(15.6)
Non-GAAP net income	$150.5	$175.9

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP net income	$85.1	$86.5
Stock-based compensation expense	36.0	38.0
Separation and related costs (1)	8.0	10.0
Amortization expense	57.0	57.0
Depreciation expense	2.1	2.1
Interest expense	40.0	42.0
Other income	(5.5)	(6.5)
Income tax expense	9.4	37.0
Total of non-GAAP adjustments	147.0	179.6
Adjusted EBITDA	$232.1	$266.1

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.